UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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In re:                                    :
                                          :
                                          :  Chapter 11
CROSS MEDIA MARKETING CORPORATION, et al.,:
                                   -- --  :
                                          :
                                          :  Case No. 03-13901 (BRL)
                                          :
                                          :  (Jointly Administered)
                        Debtors.          :
                                          :
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                   AMENDMENT TO DEBTORS' OPERATING STATEMENTS
                  FOR THE PERIOD JUNE 16, 2003 TO JULY 31, 2003
                  ---------------------------------------------


                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)
                        Case Number 03-13901 and 03-13903

                     Schedule of Receipts and Disbursements
                  For the period June 16, 2003 - June 30, 2003

                                                      MOS                XMM                Total
I. Cash flow from operations
   Cash Receipts from Operations:
     Consumer Receipts                            $ 1,844,833         $      --           $ 1,844,833
     Non Consumer Receipts                            173,599                --           $   173,599
     Other Receipts                                    19,571                --           $    19,571
                                                  -----------         -----------         -----------
                                                    2,038,004                --           $ 2,038,004

Operating Cash Disbursements:
   Employee Compensation/Benefits                     677,571              63,408             740,979
   Cost of Collections                                287,569                --               287,569
   Facilities                                           5,075                --                 5,075
   Insurance                                             --               425,700             425,700
   Other                                                5,925              21,039              26,964
                                                  -----------         -----------         -----------
     Total Operating Disbursements                    976,140             510,147           1,486,287

     Operating Cash Flow                            1,061,864            (510,147)            551,717

 II. Non-Operating Activity
     DIP Loan Advance                                    --               707,525             707,525

 Non-Operating Cash Disbursements:
    Professional Fees                                   1,386             166,007             167,393
   DIP Loan Repayments                                   --                  --                  --
                                                  -----------         -----------         -----------

     Non Operating Cash Flow                           (1,386)            541,518             540,132
                                                  -----------         -----------         -----------

     Net Cash Flow                                $ 1,060,478         $    31,371         $ 1,091,849
                                                  ===========         ===========         ===========


                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)
                        Case Number 03-13901 and 03-13903

                     Schedule of Receipts and Disbursements
                   For the period July 1, 2003 - July 31, 2003

                                                MOS               XMM               Total

I. Cash flow from operations
   Cash Receipts from Operations:
     Consumer Receipts                      $ 2,670,542        $      --          $ 2,670,542
     Non Consumer Receipts                      243,280               --          $   243,280
     Other Receipts                                --                 --          $      --
                                            -----------        -----------        -----------
                                              2,913,822               --          $ 2,913,822

Operating Cash Disbursements:
   Employee Compensation/Benefits               470,370            110,206            580,576
   Cost of Collections                          184,832               --              184,832
   Facilities                                    27,527             43,465             70,992
   Insurance                                       --                 --                 --
   Other                                         10,240             11,368             21,608
                                            -----------        -----------        -----------
     Total Operating Disbursements              692,969            165,039            858,008

     Operating Cash Flow                      2,220,853           (165,039)         2,055,814

 II. Non-Operating Activity
     DIP Loan Advance                              --                 --                 --

 Non-Operating Cash Disbursements:
    Professional Fees                           299,154            299,154
   DIP Loan Repayments                             --              707,525            707,525
                                            -----------        -----------        -----------

     Non Operating Cash Flow                       --           (1,006,679)        (1,006,679)
                                            -----------        -----------        -----------

     Net Cash Flow                          $ 2,220,853        $(1,171,718)       $ 1,049,135
                                            ===========        ===========        ===========


                                       Cross Media Marketing Corporation
                                            (Debtors-in-Possession)
                                          Account Balances (Per Book)
                                                 July 31, 2003
                                             Case Number 03-13901

-------------------------   --------------------   --------------    -------------------------------------      -------------------
Institution                 Branch Location        Account Number    Account Name (Type)                        Balance at 7/31/03
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Trustee Accounts:
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Trustee Accounts:
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Fleet                       New York                9429278356       Cross Media - (Disbursement Funding
                                                                       Account)                                  $   617,142.82
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Fleet                       New York                  80221654       Cross Media Marketing -
                                                                       (Controlled Disbursement Account)         $   (42,139.61)
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Fleet                       New York                  80227175       Cross Media Marketing SVC Co- (Payroll
                                                                       Funding Account)                          $   (10,160.07)
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Fleet                       New York                9429159138       Cross Media Marketing Corp - (Corporate
                                                                       Operating Account)                        $ 1,716,881.05
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Fleet                       New York                9429164607       Cross Media Marketing Corp - (NY
                                                                       Disbursement Account)                     $   (19,243.99)
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Fleet                       New York                9429159314       Media Outsourcing Lock Box Collections-
                                                                       (Club Business refunds)                   $           --
-------------------------   --------------------   --------------    -------------------------------------      -------------------
SouthTrust Bank             Atlanta                   90001703       Media Outsourcing Inc. (Controlled
                                                                       Disbursement Account)                     $           --
-------------------------   --------------------   --------------    -------------------------------------      -------------------
SouthTrust Bank             Atlanta                   81387740       Media Outsourcing Inc.
                                                                       (Operating Account)                       $   (30,471.67)
-------------------------   --------------------   --------------    -------------------------------------      -------------------
                            Subtotal Trustee Accounts                                                            $ 1,614,865.71
                            Total Accounts                                                                       $ 2,232,008.53
-------------------------   --------------------   --------------    -------------------------------------      -------------------


                                            Cross Media Marketing Corporation
                                                 (Debtors-in-Possession)
                                               Account Balances (Per Bank)
                                                      July 31, 2003
                                                  Case Number 03-13901

-------------------------   --------------------   --------------    -------------------------------------      -------------------
Institution                 Branch Location        Account Number    Account Name (Type)                        Balance at 7/31/03
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Trustee Accounts:
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Trustee Accounts:
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Fleet                       New York               9429278356        Cross Media - (Disbursement
                                                                       Funding Account)                          $     617,142.82
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Fleet                       New York                 80221654        Cross Media Marketing - (Controlled
                                                                       Disbursement Account)                     $             --
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Fleet                       New York                 80227175        Cross Media Marketing SVC Co- (Payroll
                                                                       Funding Account)                          $          98.71
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Fleet                       New York               9429159138        Cross Media Marketing Corp - (Corporate
                                                                       Operating Account)                        $   1,623,245.30
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Fleet                       New York               9429164607        Cross Media Marketing Corp - (NY
                                                                     Disbursement Account)                       $             --
-------------------------   --------------------   --------------    -------------------------------------      -------------------
Fleet                       New York               9429159314        Media Outsourcing Lock Box Collections-
                                                                      (Club Business refunds)                    $             --
-------------------------   --------------------   --------------    -------------------------------------      -------------------
SouthTrust Bank             Atlanta                  90001703        Media Outsourcing Inc. (Controlled
                                                                       Disbursement Account)                     $             --
-------------------------   --------------------   --------------    -------------------------------------      -------------------
SouthTrust Bank             Atlanta                  81387740        Media Outsourcing Inc.
                                                                       (Operating Account)                       $      35,621.89
-------------------------   --------------------   --------------    -------------------------------------      -------------------
                            Subtotal Trustee Accounts                                                            $   1,658,965.90
-------------------------   --------------------   --------------    -------------------------------------      -------------------
                            Total Accounts                                                                       $   2,276,108.72
-------------------------   --------------------   --------------    -------------------------------------      -------------------

                                           Cross Media Marketing Corporation
                                                (Debtors-in-Possession)
                                     Statement of Cash Receipts and Disbursements
                                      For the period June 16, 2003 - June 30, 2003
                                                 Case Number: 03-13901

                                      -----------------------------------------------------------------------------------------
                                                                           FLEET NATIONAL BANK
                                      -------------- --------------- ----------------- ------------- -------------- -----------
                                         80221654        8022175      949291598138       9429278356   9429164607    9429159314
                                      -------------- --------------- ----------------- ------------- -------------- -----------
CASH 6/16/03 (book)                   $(407,633.55)  $     958.85    $   376,635.90     $        -    $(38,156.98)  $        -

                 RECEIPTS             $       -      $       -       $ 2,744,888.71     $        -    $         -   $        -

              DISBURSEMENTS

              DISBURSEMENTS           $(458,977.17)  $(501,125.08)   $  (257,276.10)    $        -    $ (8,429.38)  $ (1,386.00)

          IBT Funding In/(Out)*       $ 208,806.96   $ 487,775.86    $  (893,233.29)    $        -    $ 25,762.83   $  1,386.00
                                      -------------- --------------- ----------------- ------------- -------------- -----------

             NET CASH CHANGE          $(250,170.21)  $ (13,349.22)   $ 1,594,379.32     $        -    $ 17,333.45   $      -
                                      -------------- --------------- ----------------- ------------- -------------- -----------

      CASH 6/30/03 (book)             $(657,803.76)  $ (12,390.37)   $ 1,971,015.22     $        -    $(20,823.53)  $      -
                                      -------------- --------------- ----------------- ------------- -------------- -----------

      Intransit Deposits              $  (2,338.84)  $       -       $  (215,320.89)    $        -    $      -      $      -

      Outstanding Disbursements       $ 660,142.60   $  12,390.37    $         -        $        -    $ 20,823.53   $      -
                                      -------------- --------------- ----------------- ------------- -------------- -----------

Adjusted CASH 6/30/03                 $       -      $      (0.00)   $ 1,755,694.33     $        -    $      -      $      -
                                      -------------- --------------- ----------------- ------------- -------------- -----------

Bank Balance 6/30/03                  $       -      $      (0.00)   $ 1,755,694.33     $        -    $      -      $      -
                                      ============== =============== ==============    ============= ============== ===========

                                                                                              SOUTHTRUST
                                                                                               9001703 &
                                                                                               813887740              TOTAL
                                                                                           ------------------    -----------------

CASH 6/16/03 (book)                                                                        $    (162,401.83)     $   (230,597.61)

                 RECEIPTS                                                                  $         640.33      $  2,745,529.04

              DISBURSEMENTS

              DISBURSEMENTS                                                                $    (106,962.33)     $ (1,334,156.06)

          IBT Funding In/(Out)*                                                            $     169,501.64      $          -
                                                                                           ------------------    -----------------

             NET CASH CHANGE                                                               $      63,179.64      $  1,411,372.98
                                                                                           ------------------    -----------------

      CASH 6/30/03 (book)                                                                  $     (99,222.19)     $  1,180,775.37
                                                                                           ------------------    -----------------

      Intransit Deposits                                                                   $      (7,641.98)     $   (225,301.71)

      Outstanding Disbursements                                                            $     131,142.02      $    824,498.52
                                                                                           ------------------    -----------------
Adjusted CASH 6/30/03                                                                      $      24,277.85      $  1,779,972.18
                                                                                           ------------------    -----------------

Bank Balance 6/30/03                                                                       $      24,277.85      $  1,779,972.18
                                                                                           ==================    =================

* This reflects cash sweep activity resulting from overdrafts in the disbursement accounts, which were then cleared by transferring funds from the Fleet concentration account #9429159138. The amount transferred from the concentration account balance out against the amounts transferred into the disbursement accounts net to zero.


                                              Cross Media Marketing Corporation
                                                   (Debtors-in-Possession)
                                        Statement of Cash Receipts and Disbursements
                                          For the period July 1, 2003 - July 31, 2003

                                     --------------------------------------------------------------------------------------------
                                                                           FLEET NATIONAL BANK
                                     --------------------------------------------------------------------------------------------
                                       80221654          8022175       949291598138      9429278356     9429164607    9429159314
                                     --------------  --------------  ----------------  --------------  ------------   -----------
CASH 7/1/03 (book)                   $  (657,803.76) $   (12,390.37) $   1,971,015.22  $      --       $ (20,823.30)  $      --
                                     --------------  --------------  ----------------  --------------  ------------   -----------

                 RECEIPTS            $        17.40  $       (67.19) $   2,922,121.61  $    (4,929.30) $     --       $      --

              DISBURSEMENTS          $   194,213.69  $  (476,856.80) $  (1,255,928.94) $  (213,528.34) $     --       $  (99.00)

          IBT Funding In/(Out)*      $   421,433.06  $   479,145.34  $  (1,920,326.84) $   835,600.46  $   1,876.77   $   99.00
                                     --------------  --------------  ----------------  --------------  ------------   -----------

             NET CASH CHANGE         $   615,664.15  $     2,221.35  $    (254,134.17) $   617,142.82  $   1,876.77   $      --
                                     --------------  --------------  ----------------  --------------  ------------   -----------

      CASH 7/31/03 (book)            $   (42,139.61) $   (10,169.02) $   1,716,881.05  $   617,142.82  $ (18,946.53)  $      --
                                     --------------  --------------  ----------------  --------------  ------------   -----------

      Intransit Deposits             $    (2,333.79) $      --       $     (87,059.85) $      --       $     --       $      --

      Outstanding Disbursements      $    44,473.40  $    10,267.73  $      (6,575.90) $      --       $  18,946.53   $      --
                                     --------------  --------------  ----------------  --------------  ------------   -----------
Adjusted CASH 7/31/03                $      --       $        98.71  $   1,623,245.30  $   617,142.82  $     --       $      --
                                     --------------  --------------  ----------------  --------------  ------------   -----------

Bank Balance 7/31/03                 $      --       $        98.71  $   1,623,245.30  $   617,142.82  $     --       $      --
                                     ==============  ==============  ================  ==============  ============   ===========


                                                                                               SOUTHTRUST
                                                                                                9001703 &
                                                                                                813887740           TOTAL
                                                                                             --------------     ----------------

CASH 7/1/03 (book)                                                                           $   (99,222.19)    $   1,180,775.60

                 RECEIPTS                                                                    $      (934.38)    $   2,913,821.82

              DISBURSEMENTS                                                                  $  (112,487.31)    $  (1,864,686.70)

          IBT Funding In/(Out)*                                                              $   182,172.21     $           0.00
                                                                                             --------------     ----------------

             NET CASH CHANGE                                                                 $    68,750.52     $   1,049,135.12
                                                                                             --------------     ----------------

      CASH 7/31/03 (book)                                                                    $   (30,471.67)    $   2,229,910.72
                                                                                             --------------     ----------------

      Intransit Deposits                                                                     $    (7,641.98)    $     (97,035.62)

      Outstanding Disbursements                                                              $    73,735.54     $     140,847.30
                                                                                             --------------     ----------------
Adjusted CASH 7/31/03                                                                        $    35,621.89     $   2,276,108.72
                                                                                             --------------     ----------------

Bank Balance 7/31/03                                                                         $    35,621.89     $   2,276,108.72
                                                                                             ==============     ================


* This reflects cash sweep activity resulting from overdrafts in the disbursement accounts, which were then cleared by transferring funds from the Fleet concentration account #9429159138. The amount transferred from the concentration account balance out against the amounts transferred into the disbursement accounts net to zero.